EXHIBIT 10(B)

                                 SHEA & GARDNER
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

                                 (202) 828-2000
                               Fax: (202) 828-2195



                                 April 30, 2002


Board of Directors
The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102

Ladies and Gentlemen:


     We hereby consent to the reference to our name under the caption "Legal Matters" in the State of Additional Information filed as part of Post-Effective Amendment No. 3 to the registration statement on Form N-4 for The Prudential Discovery Premier Group Variable Contract Account (File No. 333-95637). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.


                                            Very truly yours,

                                            SHEA & GARDNER

                                            By: /s/ CHRISTOPHER E. PALMER
                                                -------------------------------
                                                     Christopher E. Palmer





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